Exhibit 99.1

CleanSpark to Double its Bitcoin Mining Capacity with $144.9M Expansion Deal

The Antminer S19 XP units are the most power-efficient bitcoin mining machines available today

CleanSpark’s capital management strategy has played a crucial role in the Company’s aggressive expansion during bitcoin’s bear cycle

CleanSpark now has approximately 15.9 EH/s of machines on hand or under contract for delivery this year, edging closer to its year-end guidance of 16 EH/s

LAS VEGAS, April 11, 2023 -- CleanSpark Inc. (Nasdaq: CLSK), America’s Bitcoin Miner™, today announced a purchase of 45,000 brand-new units of the Antminer S19 XP bitcoin mining machines for a total price of $144.9 million.

All units are expected to be ready for delivery by the manufacturer before September end, adding, once deployed, over 6.3 exahashes per second (EH/s) of computing power to the company’s current hashrate of 6.7 EH/s, a 95% increase.

“The Antminer S19 XP is the most power-efficient bitcoin mining machine available in the market today, and a key component in our continuing work to build some of the most efficient bitcoin mining facilities in the country,” said Zach Bradford, CEO of CleanSpark. “As bitcoin’s halving draws closer, our focus on operational efficiency, our technical expertise, and our treasury management strategy, will all play a crucial role in solidifying CleanSpark’s position among the top bitcoin mining companies in America.”

According to the purchase agreement, the manufacturer will prepare 25,000 of the 45,000 units for delivery in August, while the remaining 20,000 units are expected to be ready for delivery in September. The Company plans to deploy all of the acquired units at its bitcoin mining facility in Sandersville, Georgia, which is currently undergoing a planned 150 megawatts (MW) expansion. The machines will be deployed in multiple batches as they arrive on site and new rack-space becomes available, with all machines expected to be fully operational before year-end.

“This bear market,” Bradford continued, “has continued to provide us with opportunities to maximize ROI including the opportunity to purchase the industry’s best miner at an industry leading price. We have chosen other units such as the S19 jPro+ over the S19 XP in the past because we believed the gap would close on the delta between the ROI of other units and the XP. Our patience has paid off. Securing these units under contract provides us with approximately 15.9 EH/s of machines on hand or under contract for delivery this year. This is an important step toward our target of 16 EH/s by year end. With approximately 99% of the required servers secured, we have addressed a key variable and can turn our full attention to the build-out of infrastructure at our campuses.”

This most recent miner purchase is in addition to a 20,000 machine purchase announced in February. Those machines are fully paid for and in the process of being delivered to the Company’s Washington facility. They are expected to be energized later this quarter, adding an additional 2.44 EH/s of machines to CleanSpark’s operational hashrate.

“In addition to securing the majority of ASICs needed to reach our guidance, this deal demonstrates, yet again, our ability to make timely purchases based on ROI metrics,” said Gary Vecchiarelli, CleanSpark’s CFO. “That ability is premised on a capital strategy which maintains flexibility as its core tenant and allows us to capitalize on accretive opportunities, such as this transaction, in the marketplace. Securing XPs at these prices means we have one less variable in our capital expenditure equation and puts us well on our way to achieving our year end guidance of 16 EH/s.”

CleanSpark mines bitcoin predominantly with low-carbon energy sources, which account for over 90% of its energy mix, and continues to follow a balanced capital management strategy by selling a portion of its mined bitcoins to reinvest in growth. This strategy, coupled with the Company’s proprietary mining model, has allowed CleanSpark to achieve one of the highest hashrate realization rates among its peers since January 2022.

About CleanSpark

CleanSpark (Nasdaq: CLSK) is America’s Bitcoin Miner™. Since 2014, we’ve helped people achieve energy independence for their homes and businesses. In 2020, we transitioned that expertise to develop sustainable infrastructure for Bitcoin, an essential tool for financial independence and inclusion. We strive to leave the planet better than we found it by sourcing and investing in low-carbon energy, like wind, solar, nuclear, and hydro. We cultivate trust and transparency among our employees, the communities we operate in, and the people around the world who depend on Bitcoin. CleanSpark is a Forbes 2022 America’s Best Small Company and holds the 44th spot on the Financial Times’ List of the 500 Fastest Growing Companies in the Americas. For more information about CleanSpark, please visit our website at www.cleanspark.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding expectations for expansions of the Company’s Sandersville, Georgia and Washington, Georgia bitcoin mining facilities, the resulting anticipated benefits to CleanSpark (including as to anticipated additions to CleanSpark’s hashrate and the timing thereof), and the timing of miner deliveries. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical facts contained in this press release may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Forward-looking statements contained in this press release, but are not limited to statements regarding our future results of operations and financial position, industry and business trends, business strategy, expansion plans, market growth and our objectives for future operations.

The forward-looking statements in this press release are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: the anticipated timing of the expansions; the risk that the electrical power available to our facilities does not increase as expected; the success of its digital currency mining activities; the volatile and unpredictable cycles in the emerging and evolving industries in which we operate; increasing difficulty rates for bitcoin mining; bitcoin halving; new or additional governmental regulation; the anticipated delivery dates of new miners; the ability to successfully deploy new miners; the dependency on utility rate structures and government incentive programs; dependency on third-party power providers for expansion efforts; the expectations of future revenue growth may not be realized; and other risks described in the Company's prior press releases and in its filings with the Securities and Exchange Commission (SEC), including under the heading "Risk Factors" in the Company's Annual Report on Form 10-K and any subsequent filings with the SEC. The forward-looking statements in this press release are based upon information available to us as of the date of this press release, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

You should read this press release with the understanding that our actual future results, performance and achievements may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. These forward-looking statements speak only as of the date of this press release. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events or otherwise.

Investor Relations Contact

Matt Schultz, Executive Chairman
ir@cleanspark.com

Media Contacts

Isaac Holyoak
pr@cleanspark.com

BlocksBridge Consulting
cleanspark@blocksbridge.com